EXHIBIT 10.2

Statement of Trustee

Stephen Kenwood
13629 Marine Drive

White Rock, BC

Manu Forti Group Inc.
1304-925 West Georgia Street
Vancouver, BC, Canada, V6B 2W9

I, Stephen Kenwood, hold in trust for Manu Forti Group Inc., a 100% undivided interest in one mineral claim, namely: CRUZ (Record Number 413322), located in the Vernon Mining Division.

I will deliver full title on demand to Manu Forti Group Inc. for as long as the claim is in good standing with the Province of British Columbia.

Dated the 20th day of August, 2004

/s/ "Stephen Kenwood"

Stephen Kenwood